UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 6, 2020

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 6, 2020, the Board of Directors (the “Board”) of Nabriva Therapeutics plc (the “Company”) granted restricted share units (“RSUs”) and, subject to shareholder approval, options awards to purchase ordinary shares to the Company’s executive officers. The following table sets forth the number of ordinary shares underlying the RSUs and options awarded by the Board to the Company’s executive officers:

Name	RSUs(1)	Options(2)
Theodore Schroeder Chief Executive Officer	343,800	687,500
Steven Gelone President and Chief Operating Officer	155,000	310,000
Jennifer Schranz Chief Medical Officer	105,000	210,000
Gary Sender Chief Financial Officer	105,000	210,000
Francesco Maria Lavino Chief Commercial Officer	105,000	210,000
Robert Crotty General Counsel and Secretary	105,000	210,000

(1) Each of these RSUs has a grant date of February 6, 2020 and will vest over a four-year period beginning on the date of grant. Twenty-five percent (25%) of each RSU award will vest on the one (1) year anniversary of the date of grant, and the remaining seventy-five percent (75%) of each RSU award will vest on a monthly pro-rata basis over the remaining vesting period. Each of the RSU awards is subject to such officer’s continued employment with the Company and the other terms and conditions under the Company’s 2017 Share Incentive Plan.

(2) Each of these option awards has a grant date of February 6, 2020 and will vest over a four-year period beginning on the date of grant. Twenty-five percent (25%) of each option award will vest on the one (1) year anniversary of the date of grant, and the remaining seventy-five percent (75%) of each option award will vest on a monthly pro-rata basis over the remaining vesting period. The exercise price per share for these share option awards was the closing sale price of the ordinary shares of the Company on the Nasdaq Global Market on the grant date. Each of the option awards is subject to such officer’s continued employment with the Company and the other terms and conditions under a new share incentive plan adopted by the Board, which the Company expects to submit to its shareholders for approval at its 2020 annual general meeting. If shareholder approval is not obtained, these options will remain outstanding and will convert into cash-settled share appreciation rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: February 12, 2020	By:	/s/ Gary Sender
Gary Sender
Chief Financial Officer